Financial Instruments and Fair Value Measurements - Summary of Activity for Liabilities with Level 3 Inputs (Details) - Level 3 - Recurring Basis - Contingent consideration - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Fair Value, Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Balance	$ (18,359)	$ (18,088)
Changes in fair value	(2,291)	(271)
Balance	$ (20,650)	$ (18,359)